                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 18, 2002

                             NABORS INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


            Delaware                      1-9245                 930711613
        (State or Other                 (Commission            (IRS Employer
Jurisdiction of Incorporation)          File Number)         Identification No.)

   515 West Greens Road, Suite 1200
          Houston, Texas                                          77067
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code (281) 874-0035

                                       N/A
          (Former name or former address, if changed since last report)

ITEM 5.       OTHER EVENTS.

              On April 18, 2002, Nabors Industries, Inc. issued a press release announcing the results of its first quarter 2002. A copy of the press release is filed as an exhibit to this report and is incorporated in this report by reference.

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
              EXHIBITS.

              (c) Exhibits

                  Exhibit No.                    Description
                  -----------                    -----------

                  99.1                           Press Release of April 18, 2002

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         NABORS INDUSTRIES, INC.


Date: April 18, 2002                     By:      /s/ Eugene M. Isenberg
                                            ------------------------------------
                                            Eugene M. Isenberg
                                            Chairman and Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit No.                         Description
-----------                         -----------

99.1                                Press Release of April 18, 2002




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